UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: April 18, 2008

VERSA CARD, INC.
(Exact name of registrant as specified in its charter)
Formerly Intrepid Global Imaging 3D, Inc.

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

William R. Dunavant, Chief Executive Officer / Chief Financial Officer

1615 Walnut Street, 3 rd Floor, Philadelphia, PA 19103
(Address of principal executive offices)

(215) 972-1601.
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 18, 2008 The board of directors of the Company, Messers: James R. Mackay, Ndewura Wayo Issifu, Mr. Jose Ramon V. Cortes and Mr. William R. Dunavant voted to remove Mr. Richard Specht for cause, from his position as a member of the Board of Directors and as Secretary of the Company.

Therefore, the Company wishes to restate that as of April 18, 2008 its current members of the Board and sole officers are as follows:

James R. MacKay; Chairman of the Board of Directors;

Ndewura Wayo Issifu; Vice-Chairman, Board of Directors and COO;

Mr. Willian R. Dunavant; interim Chief Executive Officer, Chief Financial Officer and Director;

Mr. Jose Ramon V. Cortes; Board of Directors

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

VERSA CARD, INC

formerlyIntrepid Global Imaging 3D, Inc.

Signature	Date

By: /s/ William R. Dunavant	April 18, 2008
Name: William R. Dunavant
Title: Interim CEO